[Exhibit 99]

                              POST OFFICE BOX 787
                               LEBANON, TENNESSEE
                                       37088-0787
                               PHONE 615.443.9869

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CBRL GROUP, INC.
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[Logo of CBRL Group, Inc.]




                                                Contact:  Lawrence E. White
                                                          Senior Vice President/
                                                          Finance and Chief
                                                          Financial Officer
                                                          (615) 443-9869


                      CBRL GROUP FISCAL 2004 FOURTH QUARTER
                         CONFERENCE CALL ON THE INTERNET


LEBANON, Tenn. - Sept. 2, 2004 -- CBRL Group, Inc. (Nasdaq: CBRL) will provide an on-line, real-time Web-cast and rebroadcast of its fourth quarter and year-end earnings conference call on Thursday, September 9, 2004. Company management will discuss financial results for the quarter ended July 30, 2004, update sales trends and discuss the earnings outlook for its 2005 fiscal year.


         The live broadcast of CBRL Group's quarterly conference call will be available to the public on-line at www.vcall.com or www.cbrlgroup.com on September 9, 2004, beginning at 11:00 a.m. (Eastern Time). The on-line replay will follow immediately and continue through September 16.

         Headquartered in Lebanon, Tennessee, CBRL Group, Inc., through its subsidiaries, presently operates 505 Cracker Barrel Old Country Store(R) restaurants and gift shops located in 41 states and 109 company-operated and 20 franchised Logan's Roadhouse(R) restaurants in 18 states.


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